                                                                   Exhibit 10.5



                              CORPORATE AGREEMENT
                              -------------------


       THIS CORPORATE AGREEMENT ("Agreement") is entered into as of October 1, 1996 by and between Abercrombie & Fitch Co., a Delaware corporation ("Abercrombie & Fitch"), and The Limited, Inc., a Delaware corporation ("The Limited").

                                    RECITALS

  WHEREAS, The Limited beneficially owns all of the issued and outstanding Abercrombie & Fitch Class B Common Stock, par value $0.01 per share ("Class B Common Stock"), and Abercrombie & Fitch is a member of The Limited's "affiliated group" of corporations ("Limited Group") for federal income tax purposes;

  WHEREAS, Abercrombie & Fitch issued shares of Class A Common Stock, $0.01 par value per share ("Class A Common Stock"), to the public in an offering (the "Initial Public Offering") registered under the Securities Act of 1933, as amended; and

  WHEREAS, the parties desire to enter into this Agreement to set forth their agreement regarding (i) The Limited's rights to purchase additional shares of Class B Common Stock upon any issuance of certain classes of capital stock of Abercrombie & Fitch to any person to permit The Limited to maintain its then current percentage ownership interest in Abercrombie & Fitch, (ii) The Limited's rights to purchase shares of non-voting classes of capital stock of Abercrombie & Fitch to permit The Limited to own 80 percent of each class of such stock outstanding, (iii) certain registration rights with respect to Class B Common Stock (and any other securities issued in respect thereof or in exchange therefor) and (iv) certain representations, warranties, covenants and agreements applicable to Abercrombie & Fitch so long as it is a subsidiary of The Limited.

                                   AGREEMENTS

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, The Limited and Abercrombie & Fitch, for themselves, their successors and assigns, hereby agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

  1.1.  Definitions.  As used in this Agreement, the following terms will have
        -----------
the following meanings, applicable both to the singular and the plural forms of the terms described:
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  "Abercrombie & Fitch" has the meaning ascribed thereto in the preamble hereto.

  "Abercrombie & Fitch Entities" means Abercrombie & Fitch and its Subsidiaries and "Abercrombie & Fitch Entity" shall mean any of the Abercrombie & Fitch Entities.

  "Affiliate" means, with respect to any Person, any Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to vote a majority of the securities having voting power for the election of directors (or other Persons acting in similar capacities) of such Person or otherwise to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

  "Agreement" has the meaning ascribed thereto in the preamble hereto, as such agreement may be amended and supplemented from time to time in accordance with its terms.

  "Applicable Stock" means at any time the (i) shares of Class B Common Stock owned by the Limited Entities that were owned on the date hereof, plus (ii)
                                                                  ----
shares of Class B Common Stock owned by the Limited Entities that were purchased by the Limited Entities pursuant to Article II of this Agreement, plus (iii)
                                                                  ----
shares of Common Stock that were issued to the Limited Entities in respect of shares described in either clause (i) or clause (ii) in any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event.

  "Class A Common Stock" has the meaning ascribed thereto in the recitals to this Agreement.

  "Class B Common Stock" has the meaning ascribed thereto in the recitals to this Agreement.

  "Class B Common Stock Option" has the meaning ascribed thereto in Section 2.1(a).

  "Class B Common Stock Option Notice" has the meaning ascribed thereto in
Section 2.2.

  "Common Stock" means the Class B Common Stock, the Class A Common Stock, any other class of Abercrombie & Fitch capital stock having the right to vote generally for the election of directors and, for so long as Abercrombie & Fitch continues to be a subsidiary corporation includible in a consolidated federal income tax return of the Limited Group, any other security of Abercrombie & Fitch treated as stock for purposes of Section 1504 of the Internal Revenue Code of 1986, as amended.

  "Company Securities" has the meaning ascribed thereto in Section 3.2(b).

  "Disadvantageous Condition" has the meaning ascribed thereto in Section
3.1(a).

  "Holder" means The Limited and any Transferee.

  "Holder Securities" has the meaning ascribed thereto in Section 3.2(b).

  "Initial Public Offering" has the meaning ascribed thereto in the recitals to this Agreement.

  "Initial Public Offering Date" means the date of completion of the initial sale of Class A Common Stock in the Initial Public Offering.

  "Issuance Event" has the meaning ascribed thereto in Section 2.2.

  "Issuance Event Date" has the meaning ascribed thereto in Section 2.2.

  "Limited Entities" means The Limited and Subsidiaries of The Limited and "Limited Entity" shall mean any of the Limited Entities.

  "Limited Group" has the meaning ascribed thereto in the recitals to this Agreement.

  "Limited Ownership Reduction" means any decrease at any time in the Ownership Percentage to less than 50%.

  "Limited Transferee" has the meaning ascribed thereto in Section 3.9.

  "Market Price" of any shares of Class A Common Stock on any date means (i) the average of the last sale price of such shares on each of the five trading days immediately preceding such date on the Nasdaq National Market or, if such shares are not quoted thereon, on the principal national securities exchange or automated interdealer quotation system on which such shares are traded or (ii) if such sale prices are unavailable or such shares are not so traded, the value of such shares on such date determined in accordance with agreed-upon procedures reasonably satisfactory to Abercrombie & Fitch and The Limited.

  "Nonvoting Stock" means any class of Abercrombie & Fitch capital stock not having the right to vote generally for the election of directors.

  "Nonvoting Stock Option" has the meaning ascribed thereto in Section 2.1(b).

  "Nonvoting Stock Option Notice" has the meaning ascribed thereto in Section
2.2.

  "Other Holders" has the meaning ascribed thereto in Section 3.2(c).

  "Other Securities" has the meaning ascribed thereto in Section 3.2.

  "Ownership Percentage" means, at any time, the fraction, expressed as a percentage and rounded to the next highest thousandth of a percent, whose numerator is the aggregate Value of the Applicable Stock and whose denominator is the sum of the aggregate Value of the then outstanding shares of Common Stock of Abercrombie & Fitch plus Repurchased Shares; provided, however, that any
                                                 --------  -------
shares of Common Stock issued by Abercrombie & Fitch in violation of its obligations under Article II of this Agreement shall not be deemed outstanding for the purpose of determining the Ownership Percentage. For purposes of this definition and the definition of Repurchased Shares, "Value" means, with respect to any share of stock, the value of such share determined by The Limited under principles applicable for purposes of Section 1504 of the Internal Revenue Code of 1986, as amended.

  "Person" means any individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated organization, government (and any department or agency thereof) or other entity.

  "Registrable Securities" means Class B Common Stock and any stock or other securities into which or for which such Class B Common Stock may hereafter be changed, converted or exchanged and any other shares or securities issued to Holders of such Class B Common Stock (or such shares or other securities into which or for which such shares are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event or pursuant to the Nonvoting Stock Option. As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale by the Holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public in accordance with Rule 144, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by Abercrombie & Fitch and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any state securities or blue sky law then in effect or (iv) they shall have ceased to be outstanding.

  "Registration Expenses" means any and all expenses incident to performance of or compliance with any registration of securities pursuant to Article III, including, without limitation, (i) the fees, disbursements and expenses of Abercrombie & Fitch's counsel and accountants and the reasonable fees and expenses of counsel selected by the Holders in accordance with this Agreement in connection with the registration of the securities to be disposed of; (ii) all expenses, including filing fees, in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to any underwriters and dealers; (iii) the cost of printing or producing any agreements among underwriters, underwriting agreements, and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of the securities to be disposed of; (iv) all expenses in connection with the qualification of the securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters or the Holders of securities in connection with such qualification and in connection with any blue sky and legal investment surveys; (v) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the securities to be disposed of; (vi) transfer agents' and registrars' fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering; (vii) all security engraving and security printing expenses;
(viii) all fees and expenses payable in connection with the listing of the securities on any securities exchange or automated interdealer quotation system or the rating of such securities; (ix) any other fees and disbursements of underwriters customarily paid by the issuers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any; and (x) other reasonable out-of-pocket expenses of Holders other than legal fees and expenses referred to in clause (i) and (iv) above.

  "Repurchased Shares" mean the aggregate Value of shares of Abercrombie & Fitch's Common Stock that are, from and after the date hereof, repurchased by Abercrombie & Fitch from its shareholders, less the aggregate Value of shares of
                                           ----
Common Stock (up to the aggregate Value so repurchased) that are re-issued from and after the date hereof upon the exercise of stock options or otherwise.

  "Rule 144" means Rule 144 (or any successor rule to similar effect) promulgated under the Securities Act.

  "Rule 415 Offering" means an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) promulgated under the Securities Act.

  "SEC" means the United States Securities and Exchange Commission.

  "Securities Act" means the Securities Act of 1933, as amended, or any successor statute.

  "Selling Holder" has the meaning ascribed thereto in Section 3.5(e).

  "Subsidiary" means, as to any Person, any corporation, association, partnership, joint venture or other business entity of which more than 50% of the voting capital stock or other voting ownership interests is owned or controlled directly or indirectly by such Person or by one or more of the Subsidiaries of such Person or by a combination thereof.

  "The Limited" has the meaning ascribed thereto in the preamble hereto.

  "Transferee" has the meaning ascribed thereto in Section 3.9.

  1.2.  Internal References.  Unless the context indicates otherwise, references
        -------------------
to Articles, Sections and paragraphs shall refer to the corresponding articles, sections and paragraphs in this Agreement, and references to the parties shall mean the parties to this Agreement.


                                   ARTICLE II
                                    OPTIONS

  2.1.  Options.  (a)  Abercrombie & Fitch hereby grants to The Limited, on the
        -------
terms and conditions set forth herein, a continuing right (the "Class B Common Stock Option") to purchase from Abercrombie & Fitch, at the times set forth herein, such number of shares of Class B Common Stock as is necessary to allow the Limited Entities to maintain the then-current Ownership Percentage. The Class B Common Stock Option shall be assignable, in whole or in part and from time to time, by The Limited to any Limited Entity. The exercise price for the shares of Class B Common Stock purchased pursuant to the Class B Common Stock Option shall be the Market Price of the Class A Common Stock as of the date of first delivery of notice of exercise of the Class B Common Stock Option by The Limited (or its permitted assignee hereunder) to Abercrombie & Fitch.

  (b) Abercrombie & Fitch hereby grants to The Limited, on the terms and conditions set forth herein, a continuing right (the "Nonvoting Stock Option" and, together with the Class B Common Stock Option, the "Options") to purchase from Abercrombie & Fitch, at the times set forth herein, such number of shares of Nonvoting Stock as is necessary to allow the Limited Entities to own 80 percent of each class of outstanding Nonvoting Stock. The Nonvoting Stock Option shall be assignable, in whole or in part and from time to time, by The Limited to any Limited Entity. The exercise price for the shares of Nonvoting Stock purchased pursuant to the Nonvoting Stock Option shall be the price at which such Nonvoting Stock is then being sold to third parties or, if no Nonvoting Stock is being sold, the fair market value thereof as determined in good faith by the Board of Directors of Abercrombie & Fitch.

  2.2.  Notice.  At least 20 business days prior to the issuance of any shares
        ------
of Common Stock or the first date on which any event could occur that, in the absence of a full or partial exercise of the Class B Common Stock Option, would result in a reduction in the Ownership Percentage, Abercrombie & Fitch will notify The Limited in writing (a "Class B Common Stock Option Notice") of any plans it has to issue such shares or the date on which such event could first occur. At least 20 business days prior to the issuance of any shares of Nonvoting Stock or the first date on which any event could occur that, in the absence of a full or partial exercise of the Nonvoting Stock Option, would result in the Limited Entities owning less than 80 percent of each class of outstanding Nonvoting Stock, Abercrombie & Fitch will notify The Limited in writing (a "Nonvoting Stock Option Notice" and, together with a Class B Common Stock Option, an "Option Notice") of any plans it has to issue such shares or the date on which such event could first occur. Each Option Notice must specify the date on which Abercrombie & Fitch intends to issue such additional shares or on which such event could first occur (such issuance or event being referred to herein as an "Issuance Event" and the date of such issuance or event as an "Issuance Event Date"), the number of shares Abercrombie & Fitch intends to issue or may issue and the other terms and conditions of such Issuance Event.

  2.3.  Option Exercise and Payment.  The Class B Common Stock Option may be
        ---------------------------
exercised by The Limited (or any Limited Entity to which all or any part of the Class B Common Stock Option has been assigned) for a number of shares equal to or less than the number of shares that are necessary for the Limited Entities to maintain, in the aggregate, the Ownership Percentage. The Nonvoting Stock Option may be exercised by The Limited (or any Limited Entity to which all or any part of the Nonvoting Stock Option has been assigned) for a number of shares equal to or less than the number of shares that are necessary for the Limited Entities to own, in the aggregate, 80% of each class of outstanding Nonvoting Stock. Each Option may be exercised at any time after receipt of an applicable Option Notice and prior to the applicable Issuance Event Date by the delivery to Abercrombie & Fitch of a written notice to such effect specifying (i) the number of shares of Class B Common Stock or Nonvoting Stock (as the case may be) to be purchased by The Limited, or any of the Limited Entities, and (ii) a calculation of the exercise price for such shares. Upon any such exercise of either Option, Abercrombie & Fitch will, simultaneously with the issuance of Class B Common Stock, Class A Common Stock or Nonvoting Stock in connection with an Issuance Event, deliver to The Limited (or any Limited Entity designated by The Limited), against payment therefor, certificates (issued in the name of The Limited or its permitted assignee hereunder, or as directed by The Limited) representing the shares of Class B Common Stock or Nonvoting Stock (as the case may be) being purchased upon such exercise. Payment for such shares shall be made by wire transfer or intrabank transfer to such account as shall be specified by Abercrombie & Fitch, for the full purchase price for such shares.

  2.4.  Effect of Failure to Exercise.  Any failure by The Limited to exercise
        -----------------------------
either Option, or any exercise for less than all shares purchasable under either Option, in connection with any particular Issuance Event shall not affect The Limited's right to exercise the relevant Option in connection with any subsequent Issuance Event; provided, however, that, in the case of the Class B Common Stock Option, the Ownership Percentage following such Issuance Event in connection with which The Limited so failed to exercise such Option in full or in part shall be recalculated as set forth in Section 1.1.

  2.5.  Initial Public Offering.  Notwithstanding the foregoing, The Limited
        -----------------------
shall not be entitled to exercise the Class B Common Stock Option in connection with the Initial Public Offering of the Class A Common Stock.

  2.6.  Termination of Options.  The Options shall terminate upon the occurrence
        ----------------------
of the first Issuance Event that results in the Ownership Percentage being less than 60%, other than any Issuance Event in violation of this Agreement. Each Option, or any portion thereof assigned to any Limited Entity other than The Limited, also shall terminate in the event that the Person to whom such Option, or such portion thereof has been transferred, ceases to be a Limited Entity for any reason whatsoever.


                                  ARTICLE III
                              REGISTRATION RIGHTS

  3.1.  Demand Registration - Registrable Securities.  (a)  Upon written notice
        --------------------------------------------
provided at any time after the Initial Public Offering Date from any Holder of Registrable Securities requesting that Abercrombie & Fitch effect the registration under the Securities Act of any or all of the Registrable Securities held by such Holder, which notice shall specify the intended method or methods of disposition of such Registrable Securities, Abercrombie & Fitch shall use its best efforts to effect the registration under the Securities Act and applicable state securities laws of such Registrable Securities for disposition in accordance with the intended method or methods of disposition stated in such request (including in a Rule 415 Offering, if Abercrombie & Fitch is then eligible to register such Registrable Securities on Form S-3 (or a successor form) for such offering); provided that:

       (i) with respect to any registration statement filed, or to be filed, pursuant to this Section 3.1, if Abercrombie & Fitch shall furnish to the Holders of Registrable Securities that have made such request a certified resolution of the Board of Directors of Abercrombie & Fitch (adopted by the affirmative vote of a majority of the directors not designated by the Limited Entities) stating that in the Board of Directors' good faith judgment it would (because of the existence of, or in anticipation of, any acquisition or financing activity, or the unavailability for reasons beyond Abercrombie & Fitch's reasonable control of any required financial statements, or any other event or condition of similar significance to Abercrombie & Fitch) be significantly disadvantageous (a "Disadvantageous Condition") to Abercrombie & Fitch for such a registration statement to be maintained effective, or to be filed and become effective, and setting forth the general reasons for such judgment, Abercrombie & Fitch shall be entitled to cause such registration statement to be withdrawn and the effectiveness of such registration statement terminated, or, in the event no registration statement has yet been filed, shall be entitled not to file any such registration statement, until such Disadvantageous Condition no longer exists (notice of which Abercrombie & Fitch shall promptly deliver to such Holders). Upon receipt of any such notice of a

     Disadvantageous Condition, such Holders shall forthwith discontinue use of the prospectus contained in such registration statement and, if so directed by Abercrombie & Fitch, each such Holder will deliver to Abercrombie & Fitch all copies, other than permanent file copies then in such Holder's possession, of the prospectus then covering such Registrable Securities current at the time of receipt of such notice; provided, that the filing of
                                                    --------
     any such registration statement may not be delayed for a period in excess of six months due to the occurrence of any particular Disadvantageous Condition;

       (ii) after the occurrence of the Limited Ownership Reduction, if any, the Holders of Registrable Securities may collectively exercise their rights under this Section 3.1 on not more than three occasions (it being acknowledged that prior to the Limited Ownership Reduction, if any, there shall be no limit to the number of occasions on which such Holders (other than any of the Limited Transferees and their Affiliates (other than the Limited Entities)) may exercise such rights); and

       (iii) the Holders of Registrable Securities shall not have the right to exercise registration rights pursuant to this Section 3.1 in any six-month period following the registration and sale of Registrable Securities effected pursuant to a prior exercise of the registration rights provided in this Section 3.1.

  (b) Notwithstanding any other provision of this Agreement to the contrary, a registration requested by a Holder of Registrable Securities pursuant to this
Section 3.1 shall not be deemed to have been effected (and, therefore, not requested for purposes of paragraph (a) above), (i) unless it has become effective, (ii) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than a misrepresentation or an omission by such Holder and, as a result thereof, the Registrable Securities requested to be registered cannot be completely distributed in accordance with the plan of distribution set forth in the related registration statement or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reason of some act or omission by such Holder of Registrable Securities.

  (c) In the event that any registration pursuant to this Section 3.1 shall involve, in whole or in part, an underwritten offering, the Holders of a majority of the Registrable Securities to be registered shall have the right to designate an underwriter or underwriters as the lead or managing underwriters of such underwritten offering reasonably acceptable to Abercrombie & Fitch and, in connection with each registration pursuant to this Section 3.1, such Holders may select one counsel to represent all such Holders.

  (d) Abercrombie & Fitch shall have the right to cause the registration of additional equity securities for sale for the account of any Person (including, without limitation,

Abercrombie & Fitch and any existing or former directors, officers or employees of the Abercrombie & Fitch Entities) in any registration of Registrable Securities requested by the Holders pursuant to paragraph (a) above; provided,
                                                                     --------
that if such Holders are advised in writing (with a copy to Abercrombie & Fitch) by a nationally recognized investment banking firm selected by such Holders reasonably acceptable to Abercrombie & Fitch (which shall be the lead underwriter or a managing underwriter in the case of an underwritten offering) that, in such firm's good faith view, all or a part of such additional equity securities cannot be sold and the inclusion of such additional equity securities in such registration would be likely to have an adverse effect on the price, timing or distribution of the offering and sale of the Registrable Securities then contemplated by any Holder, the registration of such additional equity securities or part thereof shall not be permitted. The Holders of the Registrable Securities to be offered may require that any such additional equity securities be included in the offering proposed by such Holders on the same conditions as the Registrable Securities that are included therein. In the event that the number of Registrable Securities requested to be included in a registration statement by the Holders thereof exceeds the number which, in the good faith view of such investment banking firm, can be sold without adversely affecting the price, timing, distribution or sale of securities in the offering, the number shall be allocated pro rata among the requesting Holders on the basis of the relative number of Registrable Securities then held by each such Holder (provided that any number in excess of a Holder's request may be reallocated among the remaining requesting Holders in a like manner).

  3.2.  Piggyback Registration.  In the event that Abercrombie & Fitch at any
        ----------------------
time after the Initial Public Offering Date proposes to register any of its Common Stock, any other of its equity securities or securities convertible into or exchangeable for its equity securities (collectively, including Common Stock, "Other Securities") under the Securities Act, whether or not for sale for its own account, in a manner that would permit registration of Registerable Securities for sale for cash to the public under the Securities Act, it shall at each such time give prompt written notice to each Holder of Registrable Securities of its intention to do so and of the rights of such Holder under this
Section 3.2. Subject to the terms and conditions hereof, such notice shall offer each such Holder the opportunity to include in such registration statement such number of Registerable Securities as such Holder may request. Upon the written request of any such Holder made within 15 days after the receipt of Abercrombie & Fitch's notice (which request shall specify the number of Registrable Securities intended to be disposed of and the intended method of disposition thereof), Abercrombie & Fitch shall use its best efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Registrable Securities which Abercrombie & Fitch has been so requested to register, to the extent required to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so requested to be registered; provided, that:
                                                      --------

       (a) if, at any time after giving such written notice of its intention to register any Other Securities and prior to the effective date of the registration statement filed in connection with such registration, Abercrombie & Fitch shall determine for any reason not to register the Other Securities, Abercrombie & Fitch may, at its election, give written notice of such determination to such Holders and thereupon Abercrombie & Fitch shall be relieved of its obligation to register such Registrable Securities in connection with the registration of such Other Securities, without prejudice, however, to the rights of the Holders of Registrable Securities immediately to request that such registration be effected as a registration under Section 3.1 to the extent permitted thereunder;

       (b)  if the registration referred to in the first sentence of this
Section 3.2 is to be an underwritten registration on behalf of Abercrombie & Fitch, and a nationally recognized investment banking firm selected by Abercrombie & Fitch advises Abercrombie & Fitch in writing that, in such firm's good faith view, the inclusion of all or a part of such Registrable Securities in such registration would be likely to have an adverse effect upon the price, timing or distribution of the offering and sale of the Other Securities then contemplated, Abercrombie & Fitch shall include in such registration: (i) first, all Other Securities Abercrombie & Fitch proposes to sell for its own account ("Company Securities"), (ii) second, up to the full number of Registrable Securities held by Holders constituting the Limited Entities that are requested to be included in such registration (Registrable Securities that are so held being sometimes referred to herein as "Holder Securities") in excess of the number of Company Securities to be sold in such offering which, in the good faith view of such investment banking firm, can be sold without adversely affecting such offering and the sale of the Other Securities then contemplated (and (x) if such number is less than the full number of such Holder Securities, such number shall be allocated by The Limited among such Limited Entities and
(y) in the event that such investment banking firm advises that less than all of such Holder Securities may be included in such offering, such Limited Entities may withdraw their request for registration of their Registrable Securities under this Section 3.2 and 90 days subsequent to the effective date of the registration statement for the registration of such Other Securities request that such registration be effected as a registration under Section 3.1 to the extent permitted thereunder), (iii) third, up to the full number of Registrable Securities held by Holders (other than the Limited Entities) of Registrable Securities that are requested to be included in such registration in excess of the number of Company Securities and Holder Securities to be sold in such offering which, in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering (and (x) if such number is less than the full number of such Registrable Securities, such number shall be allocated pro rata among such Holders on the basis of the number of Registrable Securities requested to be included therein by each such Holder and (y) in the event that such investment banking firm advises that less than all of such Registrable Securities may be included in such offering, such Holders may withdraw their request for registration of their Registrable Securities under this Section 3.2 and 90 days subsequent to the effective date of the registration statement for the registration of such Other Securities request that such registration be effected as a registration under Section 3.1 to the extent permitted thereunder), and (iv) fourth, up to the full number of the Other Securities (other than Company Securities), if any, in excess of the number of Company Securities and Registrable Securities to be sold in such offering which, in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering (and, if such number is less than the full number of such Other Securities, such number shall be allocated pro rata among the holders of such Other Securities (other than Company Securities) on the basis of the number of securities requested to be included therein by each such holder);

       (c)  if the registration referred to in the first sentence of this
Section 3.2 is to be an underwritten secondary registration on behalf of holders of Other Securities (the "Other Holders"), and the lead underwriter or managing underwriter advises Abercrombie & Fitch in writing that in their good faith view, all or a part of such additional securities cannot be sold and the inclusion of such additional securities in such registration would be likely to have an adverse effect on the price, timing or distribution of the offering and sale of the Other Securities then contemplated, Abercrombie & Fitch shall include in such registration the number of securities (including Registrable Securities) that such underwriters advise can be so sold without adversely affecting such offering, allocated pro rata among the Other Holders and the Holders of Registrable Securities on the basis of the number of securities (including Registrable Securities) requested to be included therein by each Other Holder and each Holder of Registrable Securities; provided, that if such
                                                        --------
registration statement is to be filed at any time after the Limited Ownership Reduction, if any, and if such Other Holders have requested that such registration statement be filed pursuant to demand registration rights granted to them by Abercrombie & Fitch, Abercrombie & Fitch shall include in such registration (1) first, Other Securities sought to be included therein by the Other Holders pursuant to the exercise of such demand registration rights, (2) second, the number of Holder Securities sought to be included in such registration in excess of the number of Other Securities sought to be included in such registration by the Other Holders which in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering (and (x) if such number is less than the full number of such Holder Securities, such number shall be allocated by The Limited among such Limited Entities and (y) in the event that such investment banking firm advises that less than all of such Holder Securities may be included in such offering, such Limited Entities may withdraw their request for registration of their Registrable Securities under this Section 3.2 and 90 days subsequent to the effective date of the registration statement for the registration of such Other Securities request that such registration be effected as a registration under
Section 3.1 to the extent permitted thereunder) and (3) third, the number of Registrable Securities sought to be included in such registration by Holders (other than the Limited Entities) of Registrable Securities in excess of the number of Other Securities and the number of Holder Securities sought to be included in such registration which, in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering (and
(x) if such number is less than the full number of such Registrable Securities, such number shall be allocated pro rata among such Holders on the basis of the number of Registrable Securities requested to be included therein by each such Holder and (y) in the event that such investment banking firm advises that less than all of such Registrable Securities may be included in such offering, such Holders may withdraw their request for registration of their Registrable Securities under this Section 3.2 and 90 days subsequent to the effective date of the registration statement for the registration of such Other Securities request that such registration be effected as a registration under Section 3.l to the extent permitted thereunder);

       (d) Abercrombie & Fitch shall not be required to effect any registration of Registrable Securities under this Section 3.2 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans; and

       (e)  no registration of Registrable Securities effected under this
Section 3.2 shall relieve Abercrombie & Fitch of its obligation to effect a registration of Registrable Securities pursuant to Section 3.1.

       3.3.  Expenses.  Except as provided herein, Abercrombie & Fitch shall pay
             --------
all Registration Expenses with respect to a particular offering (or proposed offering). Notwithstanding the foregoing, each Holder and Abercrombie & Fitch shall be responsible for its own internal administrative and similar costs, which shall not constitute Registration Expenses.

       3.4.  Registration and Qualification.  If and whenever Abercrombie &
             ------------------------------
Fitch is required to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 3.1 or 3.2, Abercrombie & Fitch shall as promptly as practicable:

       (a) prepare, file and use its best efforts to cause to become effective a registration statement under the Securities Act relating to the Registrable Securities to be offered;

       (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until the earlier of (A) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement and (B) the expiration of six-months after such registration statement becomes effective; provided, that such six-month period shall be extended for such number of days
--------
that equals the number of days elapsing from (x) the date the written notice contemplated by paragraph (f) below is given by Abercrombie & Fitch to (y) the date on which Abercrombie & Fitch delivers to the Holders of Registrable Securities the supplement or amendment contemplated by paragraph (f) below;

       (c) furnish to the Holders of Registrable Securities and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as the Holders of Registrable Securities or such underwriter may reasonably request, and a copy of any and all transmittal letters or other correspondence to or received from, the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

       (d) use its best efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the Holders of such Registrable Securities or any underwriter to such Registrable Securities shall request, and use its best efforts to obtain all appropriate registrations, permits and consents in connection therewith, and do any and all other acts and things which may be necessary or advisable to enable the Holders of Registrable Securities or any such underwriter to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; provided, that
                                                               --------
Abercrombie & Fitch shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any such jurisdiction wherein it is not so qualified or to consent to general service of process in any such jurisdiction;

       (e) (i) use its best efforts to furnish to each Holder of Registrable Securities included in such registration (each, a "Selling Holder") and to any underwriter of such Registrable Securities an opinion of counsel for Abercrombie & Fitch addressed to each Selling Holder and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the registration statement), and (ii) use its best efforts to furnish to each Selling Holder a "cold comfort" letter addressed to each Selling Holder and signed by the independent public accountants who have audited the financial statements of Abercrombie & Fitch included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the Selling Holders may reasonably request and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements;

       (f)  as promptly as practicable, notify the Selling Holders in writing
(i) at any time when a prospectus relating to a registration pursuant to Sections 3.1 or 3.2 is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) of any request by the SEC or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and in either such case, at the request of the Selling Holders prepare and furnish to the Selling Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading:

       (g) if reasonably requested by the lead or managing underwriters, use its best efforts to list all such Registrable Securities covered by such registration on each securities exchange and automated inter-dealer quotation system on which a class of common equity securities of Abercrombie & Fitch is then listed;

       (h) to the extent reasonably requested by the lead or managing underwriters, send appropriate officers of Abercrombie & Fitch to attend any "road shows" scheduled in connection with any such registration, with all out-of-pocket costs and expense incurred by Abercrombie & Fitch or such officers in connection with such attendance to be paid by Abercrombie & Fitch; and

       (i) furnish for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration effected pursuant to Sections 3.1 or 3.2 unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the Selling Holders or the underwriters.

       3.5.  Conversion of Other Securities, Etc.  In the event that any Holder
             ------------------------------------
offers any options, rights, warrants or other securities issued by it or any other Person that are offered with, convertible into or exercisable or exchangeable for any Registrable Securities, the Registrable Securities underlying such options, rights, warrants or other securities shall continue to be eligible for registration pursuant to Sections 3.1 and 3.2.

       3.6.  Underwriting; Due Diligence.  (a)  If requested by the underwriters
             ---------------------------
for any underwritten offering of Registrable Securities pursuant to a registration requested under this Article III, Abercrombie & Fitch shall enter into an underwriting agreement with such underwriters for such offering, which agreement will contain such representations and warranties by Abercrombie & Fitch and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 3.7, and agreements as to the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 3.4(e). The Selling Holders on whose behalf the Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, Abercrombie & Fitch to and for the benefit of such underwriters, shall also be made to and for the benefit of such Selling Holders. Such underwriting agreement shall also contain such representations and warranties by such Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 3.7.

       (b) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act pursuant to this Article III, Abercrombie & Fitch shall give the Holders of such Registrable Securities and the underwriters, if any, and their respective counsel and accountants, such reasonable and customary access to its books and records and such opportunities to discuss the business of Abercrombie & Fitch with its officers and the independent public accountants who have certified the financial statements of Abercrombie & Fitch as shall be necessary, in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act; provided, that such Holders and the underwriters and their respective counsel and accountants shall use their reasonable best efforts to coordinate any such investigation of the books and records of Abercrombie & Fitch and any such discussions with Abercrombie & Fitch's officers and accountants so that all such investigations occur at the same time and all such discussions occur at the same time.

       3.7.  Indemnification and Contribution.  (a)  In the case of each
             --------------------------------
offering of Registrable Securities made pursuant to this Article III, Abercrombie & Fitch agrees to indemnify and hold harmless, to the extent permitted by law, each Selling Holder, each underwriter of Registrable Securities so offered and each Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act and the officers, directors, affiliates, employees and agents of each of the foregoing, against any and all losses, liabilities, costs (including reasonable attorney's fees and disbursements), claims and damages, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement by Abercrombie & Fitch or alleged untrue statement by Abercrombie & Fitch of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities prepared by Abercrombie & Fitch or at its direction, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission by Abercrombie & Fitch or alleged omission by Abercrombie & Fitch to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that Abercrombie & Fitch shall not be liable to any
                --------
Person in any such case to the extent that any such loss, liability, cost, claim or damage arises out of or relates to any untrue statement or alleged untrue statement, or any omission, if such statement or omission shall have been made in reliance upon and in conformity with information relating to a Selling Holder or another holder of securities included in such registration statement furnished to Abercrombie & Fitch by or on behalf of such Selling Holder, other holder or underwriter, as the case may be, specifically for use in the registration statement (or in any preliminary or final prospectus included therein), offering memorandum or other offering document, or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Selling Holder or any other holder and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability that Abercrombie & Fitch may otherwise have to each Selling Holder, other holder or underwriter of the Registrable Securities or any controlling person of the foregoing and the officers, directors, affiliates, employees and agents of each of the foregoing; provided, further, that, in the case of an offering with
                  -----------------
respect to which a Selling Holder has designated the lead or managing underwriters (or a Selling Holder is offering Registrable Securities directly, without an underwriter), this indemnity does not apply to any loss, liability, cost, claim or damage arising out of or relating to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus or offering memorandum if a copy of a final prospectus or offering memorandum was not sent or given by or on behalf of any underwriter (or such Selling Holder or other holder, as the case may be) to such Person asserting such loss, liability, cost, claim or damage at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus or offering memorandum.

       (b) In the case of each offering made pursuant to this Agreement, each Selling Holder, by exercising its registration rights hereunder, agrees to indemnify and hold harmless, and to cause each underwriter of Registrable Securities included in such offering (in the same manner and to the same extent as set forth in Section 3.7(a)) to agree to indemnify and hold harmless, Abercrombie & Fitch, each other underwriter who participates in such offering, each other Selling Holder or other holder with securities included in such offering and in the case of an underwriter, such Selling Holder or other holder, and each Person, if any, who controls any of the foregoing within the meaning of the Securities Act and the officers, directors, affiliates, employees and agents of each of the foregoing, against any and all losses, liabilities, costs, claims and damages to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement or alleged untrue statement by such Selling Holder or underwriter, as the case may be, of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities prepared by Abercrombie & Fitch or at its direction, or any amendment thereof or supplement thereto, or any omission by such Selling Holder or underwriter, as the case may be, or alleged omission by such Selling Holder or underwriter, as the case may be, of a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement of a material fact is contained in, or such material fact is omitted from, information relating to such Selling Holder or underwriter, as the case may be, furnished to Abercrombie & Fitch by or on behalf of such Selling Holder or underwriter, as the case may be, specifically for use in such registration statement (or in any preliminary or final prospectus included therein), offering memorandum or other offering document. The foregoing indemnity is in addition to any liability which such Selling Holder or underwriter, as the case may be, may otherwise have to Abercrombie & Fitch, or controlling persons and the officers, directors, affiliates, employees, and agents of each of the foregoing; provided,
                                                                       --------
that, in the case of an offering made pursuant to this Agreement with respect to which Abercrombie & Fitch has designated the lead or managing underwriters (or Abercrombie & Fitch is offering securities directly, without an underwriter), this indemnity does not apply to any loss, liability, cost, claim, or damage arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus or offering memorandum if a copy of a final prospectus or offering memorandum was not sent or given by or on behalf of any underwriter (or Abercrombie & Fitch, as the case may be) to such Person asserting such loss, liability, cost, claim or damage at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus or offering memorandum.

       (c) Each party indemnified under paragraph (a) or (b) above shall, promptly after receipt of notice of a claim or action against such indemnified part in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action; provided, that the failure
                                                      --------
to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) above except to the extent that the indemnifying party was actually prejudiced by such failure, and in no event shall such failure relieve the indemnifying party from any other liability that it may have to such indemnified party. If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 3.7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. Any indemnifying party against whom indemnity may be sought under this Section 3.7 shall not be liable to indemnify an indemnified party if such indemnified party settles such claim or action without the consent of the indemnifying party. The indemnifying party may not agree to any settlement of any such claim or action, other than solely for monetary damages for which the indemnifying party shall be responsible hereunder, the result of which any remedy or relief shall be applied to or against the indemnified party, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld. In any action hereunder as to which the indemnifying party has assumed the defense thereof with counsel satisfactory to the indemnified party, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but the indemnifying party shall not be obligated hereunder to reimburse the indemnified party for the costs thereof.

       (d) If the indemnification provided for in this Section 3.7 shall for any reason be unavailable (other than in accordance with its terms) to an indemnified party in respect of any loss, liability, cost, claim or damage referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, cost, claim or damage (i) as between Abercrombie & Fitch and the Selling Holders on the one hand and the underwriters on the other, in such proportion as shall be appropriate to reflect the relative benefits received by Abercrombie & Fitch and the Selling Holders on the one hand and the underwriters on the other hand or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of Abercrombie & Fitch and the Selling Holders on the one hand and the underwriters on the other with respect to the statements or omissions which resulted in such loss, liability, cost, claim or damage as well as any other relevant equitable considerations and (ii) as between Abercrombie & Fitch on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of Abercrombie & Fitch and of each Selling Holder in connection with such statements or omissions as well as any other relevant equitable considerations. The relative benefits received by Abercrombie & Fitch and the Selling Holders on the one hand and the underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by Abercrombie & Fitch and the Selling Holders bear to the total underwriting discounts and commissions received by the underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of Abercrombie & Fitch and the Selling Holders on the one hand and of the underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by Abercrombie & Fitch and the Selling Holders or by the underwriters. The relative fault of Abercrombie & Fitch on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any indemnified party's stock ownership in Abercrombie & Fitch.
The amount paid or payable by an indemnified party as a result of the loss, cost, claim, damage or liability, or action in respect thereof, referred to above in this paragraph (d) shall be deemed to include, for purposes of this paragraph (d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Abercrombie & Fitch and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 3.7 were determined by pro rata allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding any other provision of this Section 3.7, no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Each Selling Holder's obligations to contribute pursuant to this Section 3.7 are several in proportion to the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

       (e) Indemnification and contribution similar to that specified in the preceding paragraphs of this Section 3.7 (with appropriate modifications) shall be given by Abercrombie & Fitch, the Selling Holders and underwriters with respect to any required registration or other qualification of securities under any state law or regulation or governmental authority.

       (f) The obligations of the parties under this Section 3.7 shall be in addition to any liability which any party may otherwise have to any other party.

       3.8.  Rule 144 and Form S-3.  Commencing 90 days after the Initial Public
             ---------------------
Offering Date, Abercrombie & Fitch shall use its best efforts to ensure that the conditions to the availability of Rule 144 set forth in paragraph (c) thereof shall be satisfied. Upon the request of any Holder of Registrable Securities, Abercrombie & Fitch will deliver to such Holder a written statement as to whether it has complied with such requirements. Abercrombie & Fitch further agrees to use its reasonable efforts to cause all conditions to the availability of Form S-3 (or any successor form) under the Securities Act of the filing of registration statements under this Agreement to be met as soon as practicable after the Initial Public Offering Date. Notwithstanding anything contained in this Section 3.8, Abercrombie & Fitch may deregister under Section 12 of the Securities Exchange Act of 1934, as amended, if it then is permitted to do so pursuant to said Act and the rules and regulations thereunder.

       3.9.  Transfer of Registration Rights.  Any Holder may transfer all or
             -------------------------------
any portion of its rights under Article III to any transferee of a number of Registrable Securities owned by such Holder exceeding three percent (3%) of the outstanding class or series of such securities at the time of transfer (each transferee that receives such minimum number of Registrable Securities, a "Transferee"); provided, that each Transferee of Registrable
               --------

Securities to which Registrable Securities are transferred, sold or assigned directly by a Limited Entity (such Transferee, a "Limited Transferee"), together with any Affiliate of such Limited Transferee (and any subsequent direct or indirect Transferees of Registrable Securities from such Limited Transferee and any Affiliates (other than the Limited Entities) thereof), shall be entitled to request the registration of Registrable Securities pursuant to Section 3.1 only once. Any transfer of registration rights pursuant to this Section 3.9 shall be effective upon receipt by Abercrombie & Fitch of (i) written notice from such Holder stating the name and address of any Transferee and identifying the number of Registrable Securities with respect to which the rights under this Agreement are being transferred and the nature of the rights so transferred and (ii) a written agreement from such Transferee to be bound by the terms of this Article III and Sections 5.3, 5.4, 5.9, 5.10, and 5.11 of this Agreement. The Holders may exercise their rights hereunder in such priority as they shall agree upon among themselves.

       3.10.  Holdback Agreement.  If any registration pursuant to this Article
              ------------------
III shall be in connection with an underwritten public offering of Registrable Securities, each Selling Holder agrees not to effect any public sale or distribution, including any sale under Rule 144, of any equity security of Abercrombie & Fitch (otherwise than through the registered public offering then being made), within 7 days prior to or 90 days (or such lesser period as the lead or managing underwriters may permit) after the effective date of the registration statement (or the commencement of the offering to the public of such Registrable Securities in the case of Rule 415 offerings). Abercrombie & Fitch hereby also so agrees and agrees to cause each other holder of equity securities or securities convertible into or exchangeable or exercisable for such securities (other than in the case of equity securities, under dividend reinvestment plans or employee stock plans) purchased from Abercrombie & Fitch otherwise than in a public offering to so agree.


                                  ARTICLE IV
                        CERTAIN COVENANTS AND AGREEMENTS

       4.1.  No Violations.  (a)  For so long as the Ownership Percentage is
             -------------
equal to or greater than 50%, Abercrombie & Fitch covenants and agrees that it will not take any action or enter into any commitment or agreement which may reasonably be anticipated to result, with or without notice and with or without lapse of time or otherwise, in a contravention or event of default by any Limited Entity of (i) any provisions of applicable law or regulation, including but not limited to provisions pertaining to the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended,
(ii) any provision of The Limited's certificate of incorporation or bylaws,
(iii) any credit agreement or other material instrument binding upon The Limited, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over The Limited or any of their respective assets.

       (b) Abercrombie & Fitch and The Limited agree to provide to the other any information and documentation requested by the other for the purpose of evaluating and ensuring compliance with Section 4.1(a) hereof.

       (c) Notwithstanding the foregoing Sections 4.1(a) and 4.1(b), nothing in this Agreement is intended to limit or restrict in any way the ability of The Limited to effect, restrict or limit any action or proposed action of Abercrombie & Fitch, including, but not limited to, the incurrence by Abercrombie & Fitch of indebtedness, based upon The Limited's internal policies or other factors.


                                   ARTICLE V
                                 MISCELLANEOUS

       5.1.  Limitation of Liability.  Neither The Limited nor Abercrombie &
             -----------------------
Fitch shall be liable to the other for any special, indirect, incidental or consequential damages of the other arising in connection with this Agreement.

       5.2.  Subsidiaries.  The Limited agrees and acknowledges that The Limited
             ------------
shall be responsible for the performance by each Limited Entity of the obligations hereunder applicable to such Limited Entity.

       5.3.  Amendments.  This Agreement may not be amended or terminated
             ----------
orally, but only by a writing duly executed by or on behalf of the parties hereto. Any such amendment shall be validly and sufficiently authorized for purposes of this Agreement if it is signed on behalf of The Limited and Abercrombie & Fitch by any of their respective presidents or vice presidents.

       5.4.  Term.  This Agreement shall remain in effect until all Registrable
             ----
Securities held by Holders have been transferred by them to Persons other than Transferees; provided, that the provisions of Section 3.7 shall survive any such
             --------
expiration.

       5.5.  Severability.  If any provision of this Agreement or the
             ------------
application of any such provision to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid, illegal or unenforceable to any extent, the remainder of this Agreement or such provision of the application of such provision to such party or circumstances, other than those to which it is so determined to be invalid, illegal or unenforceable, shall remain in full force and effect to the fullest extent permitted by law and shall not be affected thereby, unless such a construction would be unreasonable.

       5.6  Notices.  All notices and other communications required or permitted
            -------
hereunder shall be in writing, shall be deemed duly given upon actual receipt, and shall be delivered (a) in person, (b) by registered or certified mail, postage prepaid, return receipt requested, or (c) by facsimile or other generally accepted means of electronic transmission (provided that a copy of any notice delivered pursuant to this clause (c) shall also be sent pursuant to clause (b), addressed as follows:

       (a)  If to Abercrombie & Fitch, to:

            Abercrombie & Fitch Co.
            Four Limited Parkway
            Reynoldsburg, OH 43068
            Attention:  Samuel P. Fried
            Fax:  614-479-7188

       (b)  If to The Limited, to:

            The Limited, Inc.
            Three Limited Parkway
            Columbus, OH 43230
            Attention:  Samuel P. Fried
            Fax:  614-479-7188

       with a copy to:

            Davis Polk & Wardwell
            450 Lexington Avenue
            New York, NY 10017
            Attention: Jeffrey Small
            Fax:  212-450-4800


or to such other addresses or telecopy numbers as may be specified by like notice to the other parties.

       5.7.  Further Assurances.  The Limited and Abercrombie & Fitch shall
             ------------------
execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such instruments and take such other action as may be necessary or advisable to carry out their obligations under this Agreement and under any exhibit, document or other instrument delivered pursuant hereto.

       5.8.  Counterparts.  This Agreement may be executed in any number of
             ------------
counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same agreement.

       5.9.  Governing Law.  This Agreement and the transactions contemplated
             -------------
hereby shall be construed in accordance with, and governed by, the laws of the State of New York.

       5.10.  Entire Agreement.  This Agreement constitutes the entire
              ----------------
understanding of the parties hereto with respect to the subject matter hereof.

       5.11.  Successors.  This Agreement shall be binding upon, and shall inure
              ----------
to the benefit of, the parties hereto and their respective successors and assigns. Nothing contained in this Agreement, express or implied, is intended to confer upon any other person or entity any benefits, rights or remedies.

       5.12.  Specific Performance.  The parties hereto acknowledge and agree
              --------------------
that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that they shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which they may be entitled at law or equity.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.


                            ABERCROMBIE & FITCH CO.


                            By: /s/ Kenneth B. Gilman
                               ______________________________
                               Name:  Kenneth B. Gilman
                               Title: Vice Chairman and Chief
                                      Financial Officer


                            THE LIMITED, INC.


                            By: /s/ Kenneth B. Gilman
                               ______________________________
                               Name:  Kenneth B. Gilman
                               Title: Vice Chairman and Chief
                                      Financial Officer